UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K/A2

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 4, 2009

Total Nutraceutical Solutions, Inc.

(Name of Small Business Issuer in its Charter)

Commission File Number: 000-52864

NEVADA	26-0561199
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

PO Box 910, Stevenson, WA 98648

(Address of Principal Executive Offices, Including Zip Code)

(509) 427-5132

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instructions A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d 2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.

(1)

Previous Independent Registered Public Accounting Firm

(i)

On August 4, 2009, Total Nutraceutical Solutions, Inc. (the “Registrant”) dismissed its independent registered public accounting firm, Moore & Associates, Chartered (“Moore & Associates”).

(ii)

The reports of Moore & Associates on the financial statements of the Registrant as of December 31, 2008 and July 31, 2008 and for the transition period ended December 31, 2008 and for the fiscal year ended July 31, 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)

The decision to change independent registered public accounting firm was approved by the Board of Directors of the Registrant.

(iv)

During the Registrant’s most recent transition period ended December 31, 2008 and any subsequent interim periods through August 4, 2009, (a) there were no disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused it to make reference thereto in its reports on the financial statements for such periods and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On August 27, 2009, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Moore & Associates because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with the Board investigation.

(vi)

The Board of Directors of the Registrant was not aware that Moore & Associates was under PCAOB investigation or would have its registration revoked by the PCAOB when making the decision to dismiss Moore & Associates on August 4, 2009.

(vii)

As Moore & Associates was no longer registered with the PCAOB as of August 27, 2009 due to its violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, the Registrant decided to engage Li & Company, PC, a PCAOB registered independent registered public accounting firm to re-audit its balance sheets as of December 31, 2008 and July 31, 2008, the related statements of operations, stockholders’ equity and cash flows for the transition period ended December 31, 2008, for the fiscal year ended July 31, 2008 and for the period from July 19, 2007 (inception) through December 31, 2008.

(viii)

On September 8, 2009 the Registrant provided Moore & Associates with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements.  The Registrant is unable to obtain an Exhibit 16.1 to this Current Report on Form 8-K/A2 from Moore & Associates at the time of filing.

(2)

New Independent Registered Public Accounting Firm

Concurrently with the dismissal of Moore & Associates, the Board of Directors of the Registrant approved Li & Company, PC (“Li & Company”) as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective August 4, 2009.  During the most recent transition period ended December 31, 2008, and any subsequent period through the date hereof prior to the engagement of Li & Company, neither the Registrant, nor someone on its behalf, has consulted Li & Company regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total Nutraceutical Solutions, Inc. (Registrant)

Date: September 8, 2009

By: /s/ Marvin S. Hausman, M.D.

Marvin S. Hausman, M.D.

Chief Executive Officer